Exhibit 99.1

VirTra Reports Third Quarter and Nine Month 2024 Financial Results

Q3 Bookings Grow 51% Quarter-Over-Quarter to $8.9 Million, Bringing YTD Total to $17.7 Million

Gross Margin Expands to 73%

CHANDLER, Ariz. — November 12, 2024 — VirTra, Inc. (Nasdaq: VTSI) (“VirTra” or the “Company”), a global provider of judgmental use of force training simulators and firearms training simulators for the law enforcement and military markets, reported results for the third quarter ended September 30, 2024. The financial statements are available on VirTra’s website and here.

Third Quarter 2024 and Recent Operational Highlights:

●	Bookings totaled $8.9 million in Q3 2024, a 51% increase from $5.9 million in Q2 2024, and a 22% year-over-year increase from $7.3 million in Q3 2023. This growth reflects the effectiveness of our enhanced sales approach and improved market conditions.

●	Gross margins improved to 73%, up from 71% in the prior year period.

●	Maintained robust working capital at $36.0 million, positioning the Company for sustained growth and operational agility.

●	Advanced V-XR launch, with initial orders now being accepted and preparation underway for customer deliveries. This new extended reality solution is set to broaden VirTra’s offerings to meet varying budget requirements, providing agencies with greater flexibility and essential tools for de-escalation training. Additionally, V-XR is expected to open avenues into adjacent markets such as healthcare and education, where immersive training is increasingly in demand.

●	Appointed retired U.S. Army Lieutenant General Maria R. Gervais and Georgia POST Executive Director Mike Ayers to the Board of Directors, strengthening VirTra’s expertise in virtual military training and high-impact law enforcement certification.

Third Quarter and Nine Month 2024 Financial Highlights:

	For the Three Months Ended			For the Nine Months Ended
All figures in millions, except per share data	September 30, 2024	September 30, 2023	% Δ	September 30, 2024	September 30, 2023	% Δ
Total Revenue	$7.5	$7.6	-1%	$21.7	$27.9	-22%

Gross Profit	$5.5	$5.4	2%	$16.5	$18.3	-10%
Gross Margin	73%	71%	N/A	76%	65%	N/A

Net Income	$0.6	$1.6	N/A	$3.0	$5.6	N/A
Diluted EPS	$0.05	$0.15	N/A	$0.27	$0.51	N/A
Adjusted EBITDA	$1.1	$2.9	N/A	$4.7	$9.4	N/A

Management Commentary

CEO John Givens stated, “The third quarter marked a positive step toward accelerating sales momentum, with bookings improving to $8.9 million. This increase signals that the sales improvements we initiated in the second half of 2023 are beginning to make their way into our financial results, setting a strong foundation for future growth. Given the longer timelines associated with selling to government customers, this progress is an encouraging start to what we believe will be a steady ramp-up in demand as our strategies continue to take hold.

“We’re tracking macroeconomic factors closely, including December’s budget decisions, as the continuing resolution currently in place only extends funding for federal programs through December 20th. While funds have been allocated, final distribution to our customers may take additional time, especially as priorities may shift following the presidential election. Nonetheless, with a strong pipeline and strategic positioning, we’re optimistic about capitalizing on emerging opportunities as we move through Q4 and into 2025.”

Third Quarter 2024 Financial Results

Total revenue was $7.5 million, compared to $7.6 million in the prior year period. The slight decrease can primarily be attributed to the smaller number of bookings in the previous three quarters due to the temporary funding measures taken by the federal government that delayed many of VirTra’s contracts.

Gross profit totaled $5.5 million (73% of total revenue), compared to $5.4 million (71% of total revenue) in the prior year period. This 2% improvement in gross margin reflects the lower cost of sales. Additionally, a significant portion of total revenue came from the Company’s service and STEP contracts, which have minimal associated costs, further supporting gross margin performance.

Net operating expense was $4.7 million, a 28% increase from $3.7 million in the prior year period. This increase was driven by investments in higher-level staff and expanded sales and marketing efforts to support growth initiatives. Also contributing to the increased operating expenses were enhancements to the Company’s IT infrastructure and compliance measures required for current and future contracts.

Operating income was $0.8 million, compared to $1.7 million in the third quarter of 2023.

Net income was $0.6 million, or $0.05 per diluted share (based on 11.2 million weighted average diluted shares outstanding), compared to net income of $1.6 million, or $0.15 per diluted share (based on 10.9 million weighted average diluted shares outstanding), in the third quarter of 2023.

Adjusted EBITDA, a non-GAAP metric, was $1.1 million, compared to $2.9 million in the third quarter of 2023.

Cash and cash equivalents were $19.7 million at September 30, 2024.

Financial Commentary

CFO Alanna Boudreau stated, “With a solid cash position and strong gross margin profile, we have the financial flexibility to continue supporting growth initiatives, including expanding our product offerings, enhancing sales and marketing capabilities, and investing in technology to improve training outcomes. Ongoing adjustments to our contract terms have strengthened our cash flow and working capital, allowing us to respond quickly to new opportunities and invest in strategic areas that will drive long-term growth.

“Our strong backlog, which includes long-term contracts, reflects continued demand and provides us with a steady revenue foundation. Additionally, targeted investments in talent, IT infrastructure, and sales and marketing have positioned us for growth as we look toward 2025.”

Conference Call

VirTra’s management will hold a conference call today (November 12, 2024) at 4:30 p.m. Eastern time (1:30 p.m. Pacific time) to discuss these results. VirTra’s Chief Executive Officer John Givens and Chief Financial Officer Alanna Boudreau will host the call, followed by a question-and-answer period.

U.S. dial-in number: 1-877-407-9208

International number: 1-201-493-6784

Conference ID: 13749298

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at 949-574-3860.

The conference call will be broadcast live and available for replay here and via the investor relations section of the Company’s website.

A replay of the call will be available after 7:30 p.m. Eastern time on the same day through August 26, 2024.

Toll-free replay number: 1-844-512-2921

International replay number: 1-412-317-6671

Replay ID: 13749298

About VirTra, Inc.

VirTra (Nasdaq: VTSI) is a global provider of judgmental use of force training simulators, firearms training simulators for the law enforcement, military, educational and commercial markets. The company’s patented technologies, software, and scenarios provide intense training for de-escalation, judgmental use-of-force, marksmanship, and related training that mimics real-world situations. VirTra’s mission is to save and improve lives worldwide through practical and highly effective virtual reality and simulator technology. Learn more about the company at www.VirTra.com.

About the Presentation of Adjusted EBITDA

Adjusted earnings before interest, income taxes, depreciation, and amortization and before other non-operating costs and income (“Adjusted EBITDA”) is a non-GAAP financial measure. Adjusted EBITDA also includes non-cash stock option expense and other than temporary impairment loss on investments. Other companies may calculate Adjusted EBITDA differently. VirTra calculates its Adjusted EBITDA to eliminate the impact of certain items it does not consider to be indicative of its performance and its ongoing operations. Adjusted EBITDA is presented herein because management believes the presentation of Adjusted EBITDA provides useful information to VirTra’s investors regarding VirTra’s financial condition and results of operations and because Adjusted EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in VirTra’s industry, several of which present a form of Adjusted EBITDA when reporting their results. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of VirTra’s results as reported under accounting principles generally accepted in the United States of America (“GAAP”). Adjusted EBITDA should not be considered as an alternative for net income, cash flows from operating activities and other consolidated income or cash flows statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. A reconciliation of net income to Adjusted EBITDA is provided in the following tables:

	For the Three Months Ended				For the Nine Months Ended
	Sept 30,	Sept 30,	Increase	%	Sept 30,	Sept 30,	Increase	%
	2024	2023	(Decrease)	Change	2024	2023	(Decrease)	Change

Net Income (Loss)	$583,101	$1,634,790	$(1,051,689)	-64%	$3,000,002	$5,607,804	$(2,607,802)	-47%
Adjustments:
Provision for income taxes	208,000	244,316	(36,316)	-15%	807,000	1,863,150	(1,056,150)	-57%
Depreciation and amortization	308,924	121,054	187,870	155%	834,494	602,535	231,959	38%
Interest (net)	(55,919)	23,957	(79,876)	-333%	(144,876)	133,377	(278,253)	-209%
EBITDA	$1,044,106	$2,024,117	(980,011)	-48%	$4,496,620	$8,206,866	(3,710,246)	-45%
Right of use amortization	38,720	843,042	(804,322)		238,213	1,209,397	(971,184)

Adjusted EBITDA	$1,082,826	$2,867,159	$(1,784,333)	-62%	$4,734,833	$9,416,263	$(4,681,430)	-50%

Forward-Looking Statements

The information in this discussion contains forward-looking statements and information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “should,” “could,” “predicts,” “potential,” “continue,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. The forward-looking statements are applicable only as of the date on which they are made, and we do not assume any obligation to update any forward-looking statements. All forward-looking statements in this document are made based on our current expectations, forecasts, estimates and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. In evaluating these statements, you should specifically consider various factors, uncertainties and risks that could affect our future results or operations. These factors, uncertainties and risks may cause our actual results to differ materially from any forward-looking statement set forth in the reports we file with or furnish to the Securities and Exchange Commission (the “SEC”). You should carefully consider these risks and uncertainties described and other information contained in the reports we file with or furnish to the SEC before making any investment decision with respect to our securities. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this cautionary statement.

Investor Relations Contact:

Matt Glover and Alec Wilson

Gateway Group, Inc.

VTSI@gateway-grp.com

949-574-3860

- Financial Tables to Follow -

VIRTRA, INC.

CONDENSED BALANCE SHEETS

(Unaudited)

	September 30,	December 31,
	2024	2023
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$19,668,455	$18,849,842
Accounts receivable, net	7,216,751	15,724,147
Inventory, net	13,911,948	12,404,880
Unbilled revenue	2,258,930	1,109,616
Prepaid expenses and other current assets	1,886,148	906,803
Total current assets	44,942,232	48,995,288
Long-term assets:
Property and equipment, net	16,351,433	15,487,012
Operating lease right-of-use asset, net	478,474	716,687
Intangible assets, net	560,873	567,540
Security deposits, long-term	35,692	35,691
Other assets, long-term	201,670	201,670
Deferred tax asset, net	3,498,003	3,630,154
Total long-term assets	21,126,145	20,638,754
Total assets	$66,068,377	$69,634,042

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,121,558	$2,282,427
Accrued compensation and related costs	1,906,302	2,221,416
Accrued expenses and other current liabilities	708,952	3,970,559
Notes payable, current	230,824	226,355
Operating lease liability, short-term	192,294	317,840
Deferred revenue, short-term	4,797,825	6,736,175
Total current liabilities	8,957,755	15,754,772
Long-term liabilities:
Deferred revenue, long-term	3,022,676	3,012,206
Notes payable, long-term	7,629,800	7,813,021
Operating lease liability, long-term	308,109	432,176
Total long-term liabilities	10,960,585	11,257,403
Total liabilities	19,918,340	27,012,175
Commitments and contingencies (See Note 11)
Stockholders’ equity:
Preferred stock $0.0001 par value; 2,500,000 authorized; no shares issued or outstanding	-	-
Common stock $0.0001 par value; 50,000,000 shares authorized; 11,242,925 shares issued and outstanding as of September 30, 2024, and 11,107,230 shares issued and outstanding as of December 31, 2023	1,123	1,109
Class A common stock $0.0001 par value; 2,500,000 shares authorized; no shares issued or outstanding	-	-
Class B common stock $0.0001 par value; 7,500,000 shares authorized; no shares issued or outstanding	-	-

Additional paid-in capital	32,485,919	31,957,765
Accumulated income	13,662,995	10,662,993
Total stockholders’ equity	46,150,037	42,621,867
Total liabilities and stockholders’ equity	$66,068,377	$69,634,042

VIRTRA, INC.

CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Revenues:
Net sales	$7,484,269	$7,561,582	$21,653,707	$27,925,420
Total revenue	7,484,269	7,561,582	21,653,707	27,925,420

Cost of sales	1,986,296	2,175,508	5,168,978	9,669,708

Gross profit	5,497,973	5,386,074	16,484,729	18,255,712

Operating expenses:
General and administrative	4,017,584	3,229,075	10,925,915	9,220,751
Research and development	724,757	487,388	2,273,422	1,965,438

Net operating expense	4,742,341	3,716,463	13,199,337	11,186,189

Income from operations	755,632	1,669,611	3,285,392	7,069,523

Other income (expense):
Other income	35,469	233,521	521,610	625,761
Other expense	-	(24,026)	-	(224,330)

Net other income	35,469	209,495	521,610	401,431

Income before provision for income taxes	791,101	1,879,106	3,807,002	7,470,954

Provision for income taxes	208,000	244,316	807,000	1,863,150

Net income	$583,101	$1,634,790	$3,000,002	$5,607,804

Net income per common share:
Basic	$0.05	$0.15	$0.27	$0.51
Diluted	$0.05	$0.15	$0.27	$0.51

Weighted average shares outstanding:
Basic	11,175,882	10,934,962	10,982,083	10,924,486
Diluted	11,175,882	10,942,509	10,982,083	10,929,155

VIRTRA, INC.

CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended September 30
	2024	2023

Cash flows from operating activities:
Net income (loss)	$3,000,002	$5,607,804
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	834,494	701,536
Right of use amortization	238,213	369,772
Reserve for RSU	508,003	-
Stock issued for service	12	342,475
Bad Debt Expense	(154,022)	-
Changes in operating assets and liabilities:
Accounts receivable, net	8,661,418	(11,131,628)
Inventory, net	(1,507,068)	(1,183,302)
Deferred taxes	132,151	(3,122,905)
Unbilled revenue	(1,149,314)	4,487,290
Prepaid expenses and other current assets	(979,345)	(779,538)
Other assets	-	174,791
Accounts payable and other accrued expenses	(4,737,781)	4,015,047
Lease liability	(249,614)	(392,103)
Deferred revenue	(1,927,880)	5,276,512
Net cash provided by operating activities	2,669,269	4,365,751

Cash flows from investing activities:
Purchase of intangible assets	-	-
Purchase of property and equipment	(1,692,249)	(512,249)
Net cash (used in) investing activities	(1,692,249)	(512,249)

Cash flows from financing activities:
Principal payments of debt	(178,559)	(177,824)
RSU issued	20,151	41,903
Net cash used in financing activities	(158,408)	(135,921)

Net increase in cash	818,612	3,717,581
Cash and restricted cash, beginning of period	18,849,843	13,483,597
Cash and restricted cash, end of period	$19,668,455	$17,201,178

Supplemental disclosure of cash flow information:
Interest Paid	$182,419	$-
Taxes Paid	5,315,442	-